UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 15, 2011
CFCRE Commercial Mortgage Trust 2011-C2
(Exact name of issuing entity)
CCRE Commercial Mortgage Securities, L.P.
(Exact name of registrant as specified in its charter)
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Delaware	333-172863-01	27-5333184

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street	New York, New York	10022

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 938-5000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS
On December 15, 2011, CCRE Commercial Mortgage Securities, L.P. (the “Registrant”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 11, 2011 (the “Pooling and Servicing Agreement”), between the Registrant, as depositor, Bank of America, National Association, as master servicer, LNR Partners, LLC, as special servicer, TriMont Real Estate Advisors, Inc., as operating advisor, and Citibank, N.A., as certificate administrator and trustee, of CFCRE Commercial Mortgage Trust 2011-C2 Commercial Mortgage Pass-Through Certificates, Series 2011-C2 (the “Certificates”). The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates (collectively, the “Publicly Offered Certificates”) were sold to Cantor Fitzgerald & Co., Barclays Capital Inc., Deutsche Bank Securities Inc., CastleOak Securities, L.P. and Nomura Securities International, Inc., as underwriters (collectively, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement dated as of December 6, 2011, between the Registrant and the Underwriters.
On December 15, 2011, the Class X-A, Class X-B, Class A-J, Class B, Class C, Class D, Class E, Class F, Class G, Class NR, Class S and Class R Certificates (collectively, the “Privately Offered Certificates”) were sold to Cantor Fitzgerald & Co., Barclays Capital Inc., Deutsche Bank Securities Inc., CastleOak Securities, L.P. and Nomura Securities International, Inc., as initial purchasers (collectively, in such capacities, the “Initial Purchasers”), pursuant to a Certificate Purchase Agreement dated as of December 6, 2011, between the Registrant and the Initial Purchasers. The Privately Offered Certificates were sold in transactions exempt from registration under the Securities Act of 1933, as amended.
The Certificates represent, in the aggregate, the entire beneficial ownership in CFCRE Commercial Mortgage Trust 2011-C2, a common law trust fund formed on December 15, 2011 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets are 51 fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on 72 commercial, multifamily and manufactured housing community properties. The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Registrant from Cantor Commercial Real Estate Lending, L.P.
In connection with the issuance and sale to the Underwriters of the Publicly Offered Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Publicly Offered Certificates, which legal opinion is attached as an exhibit to this report.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:
5.1	Legality Opinion of Sidley Austin LLP, dated December 15, 2011.

8.1	Tax Opinion of Sidley Austin LLP, dated December 15, 2011 (included as part of Exhibit 5.1).

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE COMMERCIAL MORTGAGE SECURITIES, L.P.

By: CCRE Commercial Mortgage Securities Holdings, LLC, its general partner

	By:	/s/ Anthony Orso
	Name:	Anthony Orso
Date: December 15, 2011	Title:	Principal Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Legality Opinion of Sidley Austin LLP, dated December 15, 2011.

8.1	Tax Opinion of Sidley Austin LLP, dated December 15, 2011 (included as part of Exhibit 5.1)

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).

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